                                                                   EXHIBIT 10.35


                          STOCKHOLDERS VOTING AGREEMENT

      THIS STOCKHOLDERS VOTING AGREEMENT (the "Agreement"), dated as of October 20, 1997, is made by and among IRWIN MEYER and his respective AFFILIATES including MOUNTAINGATE PRODUCTIONS, LLC (collectively referred to herein as "Meyer"), ARTHUR BERNSTEIN and his respective AFFILIATES ("Bernstein") (Meyer and Bernstein together are sometimes herein referred to as the "M&B Group"), LAWRENCE S. JACOBSON and his respective AFFILIATES ("Jacobson") AND SALVATORE GROSSO and his respective AFFILIATES ("Grosso") (Grosso and Jacobson together are sometimes herein referred to as the "G&J Group" and all of the parties hereto are referred to herein collectively as the "Stockholders");

                              W I T N E S S E T H :

      WHEREAS, Meyer and Bernstein are currently members of the Board of Directors (the "Board") of The Producers Entertainment Group Ltd. (the "Company");

      WHEREAS, Meyer and Bernstein either own shares of Common Stock, $.001 par value, of the Company ("Shares") or own options or other rights to acquire Shares of the Company;

      WHEREAS, Grosso and Jacobson and the Company are each parties to Agreements and Plans of Merger, dated as of September 15, 1997 among the Company, Grosso, Jacobson and the constituent corporations named therein (the "Merger Agreements") which set forth the terms of merger among the parties (the "Merger Transactions");

      WHEREAS, the consideration to be paid to Grosso and Jacobson pursuant to the Merger Agreements consists of the issuance by the Company of a minimum of 5,714,285 Shares and a maximum of 6,666,666 Shares (the "Merger Shares");

      WHEREAS, pursuant to the Merger Transactions, Grosso and Jacobson will become executive employees of the Company and/or of certain of its subsidiaries (the Company and all such subsidiaries being hereinafter referred to collectively as the "Company") and will have the right to designate members of the Board of Directors of the Company (the "Board"), which designees may include Grosso and/or Jacobson;

      WHEREAS, Grosso and Jacobson and the Company are each parties to a Confidentiality and Standstill Agreement, dated as of October 20, 1997 (the "Confidentiality Agreement"), which, among other matters, sets forth conditions and restrictions relating to the designation of members of the Board after the executive employment of Grosso and/or Jacobson by the Company is terminated; and

      WHEREAS, the Stockholders desire to enter into this Agreement for the purposes of assuring continuity in the composition of the management members of the Board and in


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establishing Board practices in the best interests of the Company and the holders of the Company's capital stock.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

      1.    Board of Directors

            (a) Subject to the provisions of the Confidentiality Agreement, from and after the Effective Time (as defined in the Merger Agreements) and until the provisions of this paragraph 1 cease to be effective, the Stockholders shall vote all of their Shares which are voting shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other reasonably necessary or desirable actions within his control (whether in his capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), so that:

                  (i) subject to the provisions of paragraph (b), below, the following individuals shall be elected to the Board:

                        (A) the three representatives who may be designated by the M&B Group (the "M&B Directors");

                        (B) the three representatives who may be designated by the G&J Group (the "G&J Directors"); and

                        (C) the one representative jointly designated by the M&B Group and the G&J Group (the "Independent Director").

                  (ii) the removal from the Board (with or without cause) of any representative designated hereunder by the M&B Group (pursuant to subparagraph (i)(A) above), the G&J Group (pursuant to subparagraph (i)(B) above) or by the Stockholders jointly (pursuant to subparagraph (i)(C) above) shall be at the written request of the M&B Group, the G&J Group or the M&B Group and the G&J Group jointly, as the case may be, but only upon such written request and under no other circumstances; and

                  (iii) subject to paragraph (b) below, in the event that any representative designated hereunder by the M&B Group (pursuant to subparagraph (i)(A)), the G&J Group (pursuant to subparagraph (i)(B)) or the Stockholders jointly (pursuant to subparagraph (i)(C) ceases, by resignation or otherwise, to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a


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      representative designated by the M&B Group, the G&J Group or the M&B Group and the G&J Group jointly, as the case may be, as provided herein.

            (b) If any vacancy in a directorship shall exist (other than a vacancy in a directorship to be filled by an Independent Director (which shall be filled only pursuant to subparagraph (i)(C)) and if a representative is not designated by either the M&B Group or the G&J Group, as the case may be, to fill such directorship pursuant to the terms of this Section 1 within 30 days after such vacancy shall exist, the election of an individual to such directorship shall be accomplished in accordance with the Bylaws and applicable law. In the event that either the M&B Group or the G&J Group has the right to fill a directorship under this Section 1 but fails to do so and such directorship is filled in accordance with the Bylaws and applicable law, if either such Group has the right thereafter to fill a vacancy hereunder, such Group shall have the right to remove the person who has filled such directorship and replace him or her with a person chosen by such Group.

      2. Termination of Obligations upon Disposition The duties and obligations to be performed hereunder by any Stockholder shall terminate with respect to any Shares sold or otherwise disposed of by such Stockholder upon the sale or other disposition of such Shares unless such sale or other disposition is made to one or more Affiliates (as hereinafter defined) of such Stockholder, in which case any such Affiliate shall be obligated hereunder with the same force and effect as if any such Affiliate were a signatory to this Agreement.

      3. Irrevocable Proxy. In order to secure the obligation of each Stockholder hereto to vote his Shares and other voting securities of the Company in accordance with the provisions of Section 1 hereof, (i) the M&B Group hereby appoints the G&J Group as their true and lawful proxies and attorneys-in-fact, with full power of substitution, to vote all of their Shares and other voting securities of the Company for the election and/or removal of directors and all such other matters as expressly provided for in Section 1 and (ii) the G&J Group hereby appoints the M&B Group as their true and lawful proxies and attorneys-in-fact, with full power of substitution, to vote all of their Shares and other voting securities of the Company for the election and/or removal of directors and all such other matters as expressly provided for in Section 1. The M&B Group and/or the G&J Group may exercise the irrevocable proxy granted to it hereunder, in the form annexed hereto as Exhibit "A", at any time any Stockholder fails to comply with the provisions of this Agreement. The proxies and powers granted by each Stockholder pursuant to this Section 3 are given to secure the performance of each Stockholder's obligations under this Agreement. Such proxies and powers shall be irrevocable for the term of this Agreement, and shall survive the death, incompetency, disability, bankruptcy or dissolution of such Stockholder or his or its affiliates.

      4. Representations and Warranties. Each Stockholder represents and warrants that (i) such Stockholder and/or his Affiliates (for purposes of this Agreement, Affiliate shall have the meaning set forth in Rule 144(a)(1) of the Securities Act of 1933, as amended) is/are the record owner of the number of Shares (or options to purchase Shares) set forth opposite his name on the Schedule of Stockholders attached hereto, (ii) this Agreement has been duly authorized, executed


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and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, and
(iii) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. During the term hereof, no Stockholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

      5. Termination of Restrictions and Covenants. The restrictions set forth in this Agreement shall continue with respect to each Stockholder until the earlier of (i) five years from the Effective Date of the Merger Agreements,
(ii) such date as Grosso and/or Jacobson cease to hold any Shares of Common Stock of the Company and (iii) such date as Meyer and/or Bernstein cease to hold any Shares or options or other rights to purchase Shares of Common Stock of the Company.

      6. Legend. Each certificate evidencing Shares of the Stockholders shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "The securities represented by this certificate are subject to a Stockholders Voting Agreement dated as of October 20, 1997, among certain of the Company's stockholders, as amended and modified from time to time. A copy of such Stockholders Agreement shall be furnished without charge by the Company to the holder hereof upon written request."

      7. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Stockholders unless such modification, amendment or waiver is approved in writing by all of the Stockholders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

      8. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      9. Entire Agreement. Subject to the provisions of the Confidentiality Agreement, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings,


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agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

      10. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Stockholders and any of their respective successors and assigns, so long as they hold Shares of the Stockholders.

      11. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

      12. Remedies. The Stockholders shall be entitled to enforce their respective rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Stockholders may in their sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security and without the necessity of proving actual damage) in order to enforce or prevent any violation of the provisions of this Agreement. Should any court determine that any of the separate covenants of this Agreement shall be unenforceable then such covenant shall be deemed eliminated for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced. If any other provision of this Agreement shall be deemed by an appropriate court to be unenforceable for any reason, then such court shall be empowered to substitute, to the extent enforceable, provisions similar thereto or other provisions so as to provide the non-breaching Stockholders, to the fullest extent permitted by applicable law, the benefits intended by this Agreement. The Stockholders jointly and severally acknowledge that the covenants contained in this Section 12 are intended by the parties to this Agreement to be in addition to and not in lieu of or in limitation of any other agreement or covenant between the the Stockholders.

      13. Notices. Any notice provided for in this agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to such address as indicated by the Stockholders, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, seven days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

      14. Governing Law. The general corporate law of the State of Delaware, as hereafter amended, and all decisions of the Delaware Courts thereunder or with respect thereto shall govern all issues and questions concerning the relationships among the Company, its Board of Directors, and its stockholders provided for in this Agreement. All other issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall also be governed by, and construed in accordance with, the


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laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

      15. Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

      16. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.





                                       ------------------------------
                                       IRWIN MEYER




                                       ------------------------------
                                       ARTHUR BERNSTEIN




                                       ------------------------------
                                       LAWRENCE S. JACOBSON




                                       ------------------------------
                                       SALVATORE GROSSO



                                       MOUNTAINGATE PRODUCTIONS, LLC




                                       By:____________________________
                                          Its:


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                                                                       EXHIBIT A


                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
                                IRREVOCABLE PROXY


      The undersigned hereby confers upon, and hereby grants to and in favor of, Salvatore Grosso and Lawrence S. Jacobson, and each of them with full power of substitution, an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of every class of capital stock (the "Stock") of THE PRODUCERS ENTERTAINMENT GROUP LTD. (the "Corporation") now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation in connection with any and all matters submitted for approval, authorization, ratification or consent by the stockholders of the Corporation, including without limitation the voting of all such shares of Stock that are the subject of this Irrevocable Proxy in accordance with the Stockholders Voting Agreement dated as of the date hereof (the "Stockholders Agreement") by and among the undersigned and certain other stockholders of the Corporation. The undersigned hereby affirms that this Irrevocable Proxy is given as a condition of Salvatore Grosso and Lawrence S. Jacobson, entering into the Stockholders Agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this Irrevocable Proxy may be exercised for the period beginning the date hereof and ending on October 20, 2002.

      THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

Dated as of October 20, 1997.



                                       ---------------------------------
                                       IRWIN MEYER




                                       ---------------------------------
                                       ARTHUR BERNSTEIN

                                                                       EXHIBIT A


                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
                                IRREVOCABLE PROXY


      The undersigned hereby confers upon, and hereby grants to and in favor of, Irwin Meyer and Arthur Bernstein, and each of them with full power of substitution, an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of every class of capital stock (the "Stock") of THE PRODUCERS ENTERTAINMENT GROUP LTD. (the "Corporation") now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation in connection with any and all matters submitted for approval, authorization, ratification or consent by the stockholders of the Corporation, including without limitation the voting of all such shares of Stock that are the subject of this Irrevocable Proxy in accordance with the Stockholders Voting Agreement dated as of the date hereof (the "Stockholders Agreement") by and among the undersigned and certain other stockholders of the Corporation. The undersigned hereby affirms that this Irrevocable Proxy is given as a condition of Irwin Meyer and Arthur Bernstein, entering into the Stockholders Agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this Irrevocable Proxy may be exercised for the period beginning the date hereof and ending on October 20, 2002.

      THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

                                       Dated as of October 20, 1997.



                                       ---------------------------------
                                       SALVATORE GROSSO




                                       ---------------------------------
                                       LAWRENCE S. JACOBSON